MINUTES
                                       OF
                      SPECIAL MEETING OF BOARD OF DIRECTORS
                                       OF
                           CYNTECH TECHNOLOGIES, INC.


  The Board of Directors' special meeting was called at the request of Frank Meyer, President, via telephone, and attended by Board members Les Mallory, William F. Meyer, and Secretary Brian Hass at Atlanta Georgia on February 19,1999.

R. Frank Meyer requests the authorization to conclude the Serengeti acquisition.

   Resolution CTI-01-003

  Motion was made by Brian Hass to authorize the acquisition of Serengeti and it's associated entities. The acquisition calls for a change in the agreement already in place, which called for:
                    $1,000,000 for 50% of Serengeti as follows:
                             $400,000 Cash
                             $600,000 Cyntech Stock (Q $5/share)

  The new agreement calls for:
                    $1,125,000 for 100% of Serengeti as follows:
                             $225,000 Cash*
                             $900,000 Cyntech Stock (@ $5/share)

             Cash to be applied to:
                             $ 75,000 (Serengeti)
                             $ 25,000 (Serengeti Operations)
                             $  4,000   (Furniture/Office   Equip./Manufacturing
                             Equip.)
                             $121,000 (Engine Tech. Operations)

  Cyntech also agrees to the following:

  1. Employment contracts for L. Mallory and D. Reel for 3 years.

  2. Funding of Cyntech Development Company, which will consist of two additional professionals totally dedicated to achieving the 7 year objectives.

  3. Mr. Mallory and Reel will work primarily on Cyntech programs, plus oversee Engine Technologies and Serengeti activities as needed.

    Board of Directors Meeting
    February 19, 1999
    Page 2


   Approved this 19th day of February, 1999 at Houston, Texas.

     /s/
   --------------------------
   Brian Hass - Coporate Secretary


     /s/
    --------------------------
   R. Frank Meyer - Director
   President

     /s/
   --------------------------
   Lester D. Mallory, Jr.
   Chairman of the Board


     /s/
   --------------------------
  William F. Meyer - Director